UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Capital Opportunity Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The major U.S. equity indexes reached record highs in 2017, supported by solid corporate earnings reports and steady economic growth. Large-cap stocks outperformed small-caps, and growth stocks soundly outpaced value. Volatility was generally low as the market largely shrugged off potential headwinds such as the Trump administration’s initial difficulties in enacting its promised fiscally stimulative policies, rising tensions with North Korea, and a series of hurricanes. The passage of tax reform in December delivered a boost to stocks at year-end and raised hopes that the market rally could continue in 2018.

The Capital Opportunity Fund gained 23.72% for the 12 months ended December 31, 2017, outperforming the S&P 500 Index, which rose 21.83%, as well as its peer group, the Lipper Large-Cap Core Funds Index. (Returns for Advisor, R, and I Class shares reflected their different fee structures.) For the second half of the calendar year, the fund performed roughly in line with the S&P 500 and underperformed its peer group.

The fund seeks to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in eight of 11 sectors contributed to positive relative performance in 2017. The information technology, industrials and business services, and consumer discretionary sectors contributed the most to relative results, while our positioning in the materials sector was the largest detractor.

MARKET ENVIRONMENT

The U.S. economy continued to expand in 2017 as gross domestic product rebounded from a weak first quarter. The U.S. labor market has been healthy, with the national unemployment rate reaching a 17-year low of 4.1% in the fourth quarter. Inflation data also showed some signs of normalizing in the fourth quarter after very weak readings earlier in 2017. The Federal Reserve raised short-term interest rates three times in 2017 in moves that were widely expected by the equity markets, although longer-term interest rates were little changed for the year.

In the large-cap U.S. equity universe, as measured by the S&P 500, most sectors produced strong returns. Information technology shares far outpaced other segments, with many leading companies recording impressive gains in revenues and earnings during the year. Health care, materials, and consumer discretionary stocks surpassed the broad market by narrower margins. Financial stocks also slightly outperformed the S&P 500. Conversely, telecommunication services and energy stocks fell slightly and were the worst-performing sectors for the year. Although oil prices rose in 2017, energy shares underperformed, as oil production cuts by OPEC and some non-OPEC nations proved inadequate to offset U.S. oil production. The sector was also hurt by hurricane-related production and distribution disruptions in and near the Gulf of Mexico.

PORTFOLIO REVIEW

Stock selection in the information technology sector was the largest contributor to the fund’s outperformance versus the S&P 500, led by our overweight in Red Hat. The company is a leading provider of open source software with a dominant position in Linux operating systems. Its billings growth continued to show strength as a result of the success of its services in cloud computing. Management also provided guidance for a slight expansion in profit margins in fiscal year 2018, which we believe indicates confidence in some of its emerging products such as OpenShift and OpenStack. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s largest overweight position is in Microsoft, which also added relative value over the period. The software company has demonstrated continued success in its transformation to cloud computing. Recent earnings reports were better than expected and supported our view that Microsoft has the potential to take disproportionate market share in the next generation of enterprise computing. Our overweight position in Facebook also outperformed in the technology sector as the company reported a series of strong quarterly results, led in part by ad revenue growth, strong operating profits, and decelerating expenses. The social network has the potential to increase its advertising revenue as companies spend more on online marketing and by monetizing its video content.

Our underweight in GE contributed to outperformance in the industrials and business services sector. Shares of the industrial conglomerate fell after the company released lowered financial guidance in the fourth quarter. We had exited our position in the stock before the guidance revision as we became concerned about management turnover at the company, long-term challenges facing its power business, and the possibility that the dividend could be reduced. Overweights in aerospace and defense companies Boeing and Roper Technologies also aided our results in the sector. Boeing’s shares have been supported by solid sales reports as well as improvements in both profit margins and free cash flows. Additionally, the company has started to realize the cost benefits of its improved manufacturing processes and renegotiated supply contracts. Versus its peers, we believe Boeing is likely to be the biggest beneficiary of tax reform as a drop in its tax rate could boost earnings per share. Roper posted solid results and raised its earnings expectations. We believe the diversified industrial company’s strong balance sheet and free cash flow should allow it to deploy capital in asset-light, high-margin businesses.

Stock selection was also positive in the consumer discretionary sector, led by our overweight in Amazon.com. Amazon continued to beat revenue expectations in its retail business while also achieving stellar growth in its cloud computing operation, Amazon Web Services. Investors were pleased by the integration of Amazon’s acquisition of Whole Foods, and the company continued to impress with its well-executed moves into advertising, video streaming, and logistics. Our non-benchmark position in electric car maker Tesla also contributed to relative results. We benefited from owning Tesla early in the year as its shares rallied on favorable reports that included better-than-expected auto revenues. We exited the stock in the third quarter, when valuations became stretched, but later reestablished a position on weakness after the company reported that development of its new Model 3 car was taking longer than expected. We believe Tesla can continue to innovate and inspire demand for its products.

Modest sector underweights in telecommunication services and energy—the two weakest sectors in the index for the 12-month period—contributed to the fund’s relative results. A corresponding overweight in information technology, the strongest sector, also benefited relative returns.

On the negative side, stock selection in the materials sector detracted from results. For the year, our average position in DowDuPont, the result of the merger between Dow Chemical and DuPont, was less than the weighting in the index. This hampered relative results as the stock outperformed. We believe the new management team has the ability to unlock value in the new entity, and we ended the year with an overweight position. Not owning Freeport-McMoRan also weighed on relative returns as the mining company benefited from higher gold and copper prices as well as the resolution of regulatory issues surrounding an Indonesian mine. We avoided the company over concerns about its significant amount of debt.

OUTLOOK

U.S. stocks benefited in 2017 from a confluence of favorable events, including better-than-expected earnings, simultaneous economic growth at home and overseas, and tame inflation. Most of the risks that investors feared at the outset of the year—such as a shift toward U.S. protectionism, a misstep in monetary policy by the Fed, or a geopolitical crisis—failed to materialize. The U.S. economy is in solid shape, and the underpinnings for growth in corporate profits are intact. However, 2017’s rally has left stock valuations looking stretched, while other asset prices also appear increasingly expensive.

We would not be surprised to see the stock market grind higher in the coming months, aided by the recent tax overhaul. However, our outlook is tempered by several risks. An unexpected slowdown in China, whose economy outpaced expectations in 2017, would have negative repercussions for global financial markets. Tensions on the Korean Peninsula or in the Middle East could flare up again, with potentially adverse consequences for oil prices arising from a Mideast conflict. Finally, in the United States, policy missteps by the Federal Reserve could cause a spike in volatility across the broader market.

Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P 500 while keeping sector weights close to those of the benchmark.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Ann M. Holcomb

Jason B. Polun

Thomas H. Watson
Co-portfolio managers of the fund

January 23, 2018

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Indexes that track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

6 Months Ended 12/31/17

Best Contributors		Worst Contributors	
Microsoft	21¢	Allergan	-4¢
Apple	15	Merck	-3
Boeing	12	Mallinckrodt	-3
Amazon.com	12	XL Group	-2
Alphabet	10	Baker Hughes*	-2
Facebook	9	Envision Healthcare	-2
JPMorgan Chase	8	Priceline	-2
Cisco Systems	6	Philip Morris International	-2
Home Depot	6	Celgene	-2
Visa	6	GE**	-1
Total	105¢	Total	-23¢

12 Months Ended 12/31/17

Best Contributors		Worst Contributors	
Apple	32¢	Mallinckrodt	-3¢
Microsoft	30	GE**	-3
Amazon.com	24	Allergan	-2
Facebook	23	Baker Hughes*	-2
Alphabet	20	Envision Healthcare*	-2
Boeing	17	Southwestern Energy**	-2
Red Hat	13	ExxonMobil	-2
JPMorgan Chase	11	Pioneer Natural Resources***	-2
Visa	10	Walgreens Boots Alliance	-1
Home Depot	9	American International Group	-1
Total	189¢	Total	-20¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 22.54	$ 21.92	$ 23.17	$ 21.72	$ 16.52
Investment activities					
Net investment income[(1)]	0.27[(3)]	0.28	0.34	0.25	0.23
Net realized and unrealized gain / loss	5.08	1.98	0.33	2.36	5.17
Total from investment activities	5.35	2.26	0.67	2.61	5.40
Distributions					
Net investment income	(0.28)	(0.28)	(0.36)	(0.26)	(0.20)
Net realized gain	(1.55)	(1.36)	(1.56)	(0.90)	–
Total distributions	(1.83)	(1.64)	(1.92)	(1.16)	(0.20)
NET ASSET VALUE					
End of period	**$ 26.06**	**$ 22.54**	**$ 21.92**	**$ 23.17**	**$ 21.72**

Ratios/Supplemental Data

Total return[(2)]	**23.72%[(3)]**	**10.23%**	**2.90%**	**12.21%**	**32.73%**
Ratio of total expenses to average net assets	0.69%[(3)]	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets	1.10%[(3)]	1.28%	1.45%	1.09%	1.19%
Portfolio turnover rate	36.8%	46.6%	40.7%	37.2%	30.9%
Net assets, end of period (in thousands)	$ 551,430	$ 492,863	$ 588,498	$ 678,052	$ 604,624

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Excludes expenses waived related to the waiver of fund-level expenses ratably across all classes in accordance with SEC rules.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 22.45	$ 21.85	$ 23.10	$ 21.66	$ 16.48
Investment activities					
Net investment income[1]	0.21[3]	0.24	0.27	0.18	0.17
Net realized and unrealized gain / loss	5.03	1.95	0.32	2.36	5.15
Total from investment activities	5.24	2.19	0.59	2.54	5.32
Distributions					
Net investment income	(0.15)	(0.23)	(0.28)	(0.20)	(0.14)
Net realized gain	(1.55)	(1.36)	(1.56)	(0.90)	–
Total distributions	(1.70)	(1.59)	(1.84)	(1.10)	(0.14)
NET ASSET VALUE					
End of period	**$ 25.99**	**$ 22.45**	**$ 21.85**	**$ 23.10**	**$ 21.66**

Ratios/Supplemental Data					
Total return[2]	23.32%[3]	9.95%	2.57%	11.91%	32.31%
Ratio of total expenses to average net assets	0.97%[3]	0.97%	0.99%	0.99%	1.02%
Ratio of net investment income to average net assets	0.84%[3]	1.05%	1.14%	0.80%	0.87%
Portfolio turnover rate	36.8%	46.6%	40.7%	37.2%	30.9%
Net assets, end of period (in thousands)	$ 13,476	$ 21,136	$ 9,453	$ 9,863	$ 6,481

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(3) Excludes expenses waived related to the waiver of fund-level expenses ratably across all classes in accordance with SEC rules.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

R Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 22.42	$ 21.83	$ 23.10	$ 21.65	$ 16.48
Investment activities					
Net investment income[(1)]	0.13[(3)]	0.13	0.20	0.11	0.11
Net realized and unrealized gain / loss	5.04	1.97	0.33	2.36	5.14
Total from investment activities	5.17	2.10	0.53	2.47	5.25
Distributions					
Net investment income	(0.10)	(0.15)	(0.24)	(0.12)	(0.08)
Net realized gain	(1.55)	(1.36)	(1.56)	(0.90)	–
Total distributions	(1.65)	(1.51)	(1.80)	(1.02)	(0.08)
NET ASSET VALUE					
End of period	**$ 25.94**	**$ 22.42**	**$ 21.83**	**$ 23.10**	**$ 21.65**

Ratios/Supplemental Data

Total return[(2)]	**23.05%[(3)]**	**9.55%**	**2.31%**	**11.58%**	**31.87%**
Ratio of total expenses to average net assets	1.27%[(3)]	1.30%	1.26%	1.29%	1.35%
Ratio of net investment income to average net assets	0.52%[(3)]	0.63%	0.86%	0.51%	0.55%
Portfolio turnover rate	36.8%	46.6%	40.7%	37.2%	30.9%
Net assets, end of period (in thousands)	$ 5,872	$ 5,999	$ 9,101	$ 9,004	$ 8,509

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Excludes expenses waived related to the waiver of fund-level expenses ratably across all classes in accordance with SEC rules.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/17	11/29/16[1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 22.54	$ 23.88
Investment activities		
Net investment income[2]	0.34[3]	0.03[3]
Net realized and unrealized gain / loss	5.04	0.27
Total from investment activities	5.38	0.30
Distributions		
Net investment income	(0.32)	(0.28)
Net realized gain	(1.55)	(1.36)
Total distributions	(1.87)	(1.64)
NET ASSET VALUE		
End of period	**$ 26.05**	**$ 22.54**

Ratios/Supplemental Data

Total return[4]	**23.85%[3]**	**1.19%[3]**
Ratio of total expenses to average net assets	0.54%[3]	0.54%[3][5]
Ratio of net investment income to average net assets	1.31%[3]	1.58%[3][5]
Portfolio turnover rate	36.8%	46.6%
Net assets, end of period (in thousands)	$ 44,421	$ 236

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 4/30/19.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.3%		
CONSUMER DISCRETIONARY 12.0%		
Auto Components 0.1%		
Magna International	11,700	663
		663
Automobiles 0.1%		
Tesla (1)	1,856	578
		578
Hotels, Restaurants & Leisure 2.2%		
Aramark	13,100	560
Hilton Worldwide Holdings	8,766	700
Marriott, Class A	19,251	2,613
McDonald's	15,548	2,676
Restaurant Brands International	22,830	1,404
Royal Caribbean Cruises	5,541	661
Starbucks	51,800	2,975
Yum! Brands	28,000	2,285
		13,874
Household Durables 0.4%		
Lennar, B Shares	424	22
Lennar, Class A	21,300	1,347
Mohawk Industries (1)	3,727	1,028
		2,397
Internet & Direct Marketing Retail 3.8%		
Amazon.com (1)	12,685	14,835
Netflix (1)	14,098	2,706
Priceline (1)	3,316	5,763
		23,304
Media 2.3%		
Charter Communications, Class A (1)	8,232	2,766
Comcast, Class A	152,394	6,103

Time Warner	5,242	479
Twenty-First Century Fox, Class A	32,600	1,126
Walt Disney	33,300	3,580
		14,054
Multiline Retail 0.2%		
Dollar General	13,786	1,282
		1,282
Specialty Retail 2.4%		
AutoZone (1)	1,705	1,213
Home Depot	34,239	6,489
L Brands	8,900	536
Lowe's	5,751	535
O'Reilly Automotive (1)	6,657	1,601
Ross Stores	23,300	1,870
TJX	20,900	1,598
Ulta Beauty (1)	4,141	926
		14,768
Textiles, Apparel & Luxury Goods 0.5%		
Nike, Class B	29,200	1,826
Tapestry	29,700	1,314
		3,140
Total Consumer Discretionary		74,060
CONSUMER STAPLES 8.0%		
Beverages 1.9%		
Coca-Cola	81,180	3,724
Constellation Brands, Class A	7,245	1,656
Dr Pepper Snapple	16,048	1,558
PepsiCo	41,168	4,937
		11,875

Food & Staples Retailing 1.5%		
Costco Wholesale	13,454	2,504
CVS Health	33,751	2,447
Wal-Mart	30,142	2,977
Walgreens Boots Alliance	15,055	1,093
		9,021
Food Products 1.5%		
Bunge Limited	12,200	818
Hormel Foods	16,700	608
Kellogg	9,300	632
Kraft Heinz	34,049	2,648
McCormick	4,400	448
Mondelez International	62,587	2,679
Tyson Foods, Class A	17,653	1,431
		9,264
Household Products 1.5%		
Church & Dwight	19,900	998
Colgate-Palmolive	16,470	1,243
Kimberly-Clark	10,363	1,251
Procter & Gamble	59,232	5,442
		8,934
Personal Products 0.3%		
Coty, Class A	35,214	701
Estee Lauder, Class A	8,057	1,025
		1,726
Tobacco 1.3%		
Altria Group	43,800	3,128
Philip Morris International	47,492	5,017
		8,145
Total Consumer Staples		48,965

ENERGY 5.3%		
Energy Equipment & Services 0.3%		
Baker Hughes	41,500	1,313
Schlumberger	9,415	635
		1,948
Oil, Gas & Consumable Fuels 5.0%		
Andeavor	11,837	1,353
Apache	33,000	1,393
BP, ADR	28,800	1,210
Chevron	20,256	2,536
Concho Resources (1)	7,600	1,142
Continental Resources (1)	11,761	623
Diamondback Energy (1)	7,643	965
EOG Resources	23,341	2,519
ExxonMobil	132,539	11,086
Hess	32,100	1,524
Marathon Petroleum	33,500	2,210
Plains GP Holdings, Class A (1)	11,600	255
Total, ADR	32,100	1,774
TransCanada	35,903	1,746
		30,336
Total Energy		32,284
FINANCIALS 14.4%		
Banks 6.7%		
Bank of America	113,961	3,364
Citigroup	112,337	8,359
Citizens Financial	35,300	1,482
Fifth Third Bancorp	110,100	3,341
First Republic Bank	23,774	2,060
JPMorgan Chase	104,800	11,207
KeyCorp	71,500	1,442

U.S. Bancorp	21,300	1,141
Wells Fargo	148,475	9,008
		41,404
Capital Markets 2.8%		
Ameriprise Financial	3,941	668
BlackRock	1,768	908
Cboe Global Markets	7,779	969
Charles Schwab	45,691	2,347
CME Group	4,519	660
Franklin Resources	17,500	758
Goldman Sachs	1,231	314
Intercontinental Exchange	29,034	2,049
KKR, Partnership (1)	18,200	383
Morgan Stanley	67,900	3,563
S&P Global	6,884	1,166
State Street	15,598	1,522
TD Ameritrade Holding	39,520	2,021
		17,328
Consumer Finance 0.6%		
Ally Financial	48,600	1,417
Capital One Financial	6,840	681
Synchrony Financial	38,800	1,498
		3,596
Diversified Financial Services 1.1%		
Berkshire Hathaway, Class B (1)	23,535	4,665
Voya Financial	35,600	1,761
		6,426
Insurance 3.2%		
American International Group	70,400	4,194
Brighthouse Financial (1)	5,227	307
Chubb	18,770	2,743
CNA Financial	12,100	642

FNF	14,424	566
Loews	18,959	949
Marsh & McLennan	21,000	1,709
MetLife	56,382	2,851
Progressive	20,300	1,143
Willis Towers Watson	18,500	2,788
XL Group	57,263	2,013
		19,905
Total Financials		88,659

HEALTH CARE 14.0%

Biotechnology 3.1%

AbbVie	34,600	3,346
Alexion Pharmaceuticals (1)	15,206	1,819
Amgen	12,000	2,087
Biogen (1)	9,285	2,958
BioMarin Pharmaceutical (1)	4,950	442
Celgene (1)	20,835	2,174
Gilead Sciences	23,120	1,656
Incyte (1)	9,547	904
Regeneron Pharmaceuticals (1)	219	82
Shire, ADR	9,568	1,484
Vertex Pharmaceuticals (1)	14,173	2,124
		19,076

Health Care Equipment & Supplies 3.2%

Abbott Laboratories	27,400	1,564
Becton, Dickinson & Company	18,678	3,998
Cooper Companies	600	131
Danaher	49,456	4,590
Dentsply Sirona	11,700	770
Hologic (1)	10,400	444
Intuitive Surgical (1)	9,675	3,531
Medtronic	27,241	2,200

Zoetis	31,400	2,262
		25,558
Total Health Care		86,265

INDUSTRIALS & BUSINESS SERVICES 10.7%

Aerospace & Defense 2.6%		
Boeing	25,942	7,651
Harris	20,303	2,876
Northrop Grumman	7,276	2,233
Rockwell Collins	8,370	1,135
Textron	39,800	2,252
		16,147
Air Freight & Logistics 0.7%		
C.H. Robinson Worldwide	11,519	1,026
FedEx	12,098	3,019
		4,045
Airlines 1.1%		
American Airlines	50,600	2,632
Delta Air Lines	45,300	2,537
United Continental (1)	27,045	1,823
		6,992
Building Products 0.8%		
A.O. Smith	9,900	607
Allegion	8,700	692
Fortune Brands Home & Security	14,700	1,006
Johnson Controls International	61,163	2,331
		4,636
Commercial Services & Supplies 0.6%		
Stericycle (1)	31,100	2,114

Road & Rail 0.2%		
CSX	24,400	1,342
		1,342
Total Industrials & Business Services		65,570
INFORMATION TECHNOLOGY 24.7%		
Communications Equipment 1.1%		
Cisco Systems	174,300	6,676
		6,676
Electronic Equipment, Instruments & Components 0.3%		
Keysight Technologies (1)	9,050	376
TE Connectivity	19,600	1,863
		2,239
Internet Software & Services 5.7%		
Alphabet, Class A (1)	7,306	7,696
Alphabet, Class C (1)	10,163	10,635
Altaba (1)(2)	33,841	2,364
Facebook, Class A (1)	80,942	14,283
		34,978
IT Services 3.9%		
Accenture, Class A	22,683	3,473
Black Knight (1)	10,000	442
Fidelity National Information	26,947	2,535
FleetCor Technologies (1)	5,646	1,087
MasterCard, Class A	37,388	5,659
PayPal Holdings (1)	30,500	2,245
Vantiv, Class A (1)	20,244	1,489
Visa, Class A	60,300	6,875
		23,805
Semiconductors & Semiconductor Equipment 4.0%		
Analog Devices	16,143	1,437

Applied Materials	24,900	1,273
ASML Holding	4,100	713
Broadcom	20,219	5,194
Intel	65,700	3,033
KLA-Tencor	23,512	2,470
Marvell Technology Group	86,200	1,851
Microchip Technology	25,400	2,232
Micron Technology (1)	22,664	932
Qualcomm	48,700	3,118
Texas Instruments	12,890	1,346
Xilinx	13,847	934
		24,533
Software 6.2%		
Activision Blizzard	26,300	1,665
CDK Global	18,046	1,286
Electronic Arts (1)	27,807	2,921
Intuit	22,567	3,561
Microsoft	249,100	21,308
Red Hat (1)	27,729	3,330
Salesforce.com (1)	41,197	4,212
		38,283
Technology Hardware, Storage & Peripherals 3.5%		
Apple	118,436	20,043
Hewlett Packard Enterprise	110,200	1,582
		21,625
Total Information Technology		152,139
MATERIALS 3.0%		
Chemicals 2.1%		
Air Products & Chemicals	13,398	2,198
CF Industries	21,400	910
DowDuPont	81,894	5,832

PPG Industries	11,658	1,362
RPM	10,600	556
Sherwin-Williams	3,518	1,443
Valvoline	15,367	385
		12,686
Construction Materials 0.4%		
Martin Marietta Materials	3,799	840
Vulcan Materials	14,898	1,912
		2,752
Containers & Packaging 0.3%		
Ball	47,060	1,781
International Paper	5,400	313
		2,094
Metals & Mining 0.2%		
Randgold Resources, ADR	3,343	331
Reliance Steel & Aluminum	2,300	197
Southern Copper	9,900	470
		998
Total Materials		18,530
REAL ESTATE 2.8%		
Equity Real Estate Investment Trusts 2.8%		
American Tower, REIT	16,910	2,412
AvalonBay Communities, REIT	5,484	978
Crown Castle International, REIT	21,312	2,366
Equinix, REIT	3,233	1,465
Equity Residential, REIT	25,900	1,652
GGP, REIT	42,780	1,001
JBG SMITH Properties, REIT	7,800	271
Prologis, REIT	32,945	2,125
Regency Centers, REIT	17,300	1,197

SBA Communications, REIT (1)	4,969	812
SL Green Realty, REIT	10,740	1,084
Vornado Realty Trust, REIT	15,400	1,204
Weyerhaeuser, REIT	20,612	727
Total Real Estate		17,294
TELECOMMUNICATION SERVICES 1.4%		
Diversified Telecommunication Services 1.2%		
AT&T	87,979	3,421
Verizon Communications	74,800	3,959
		7,380
Wireless Telecommunication Services 0.2%		
T-Mobile US (1)	17,500	1,111
		1,111
Total Telecommunication Services		8,491
UTILITIES 3.0%		
Electric Utilities 1.9%		
Entergy	7,300	594
Eversource Energy	37,000	2,338
NextEra Energy	30,800	4,810
Southern Company	68,700	3,304
Westar Energy	14,700	776
		11,822
Gas Utilities 0.2%		
Atmos Energy	13,050	1,121
		1,121
Multi-Utilities 0.8%		
DTE Energy	13,843	1,515
NiSource	31,130	799

Sempra Energy	23,173	2,478
		4,792
Water Utilities 0.1%		
American Water Works	8,100	741
		741
Total Utilities		18,476
Total Common Stocks (Cost $343,844)		610,733
SHORT-TERM INVESTMENTS 0.5%		
Money Market Funds 0.5%		
T. Rowe Price Treasury Reserve Fund, 1.25% (3)(4)	3,107,810	3,108
		3,108
U.S. Treasury Obligations 0.0%		
U.S. Treasury Bills, 1.14%, 3/8/18 (5)	240,000	239
		239
Total Short-Term Investments (Cost $3,347)		3,347
Total Investments in Securities		
99.8% of Net Assets (Cost $347,191)		**$ 614,080**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Organized as a closed-end management investment company.

(3) Seven-day yield

(4) Affiliated Company

(5) At December 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

ADR American Depositary Receipts

REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/17	12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,099	$ 6,305
Net realized gain	42,053	33,353
Change in net unrealized gain / loss	70,308	1,652
Increase in net assets from operations	118,460	41,310
Distributions to shareholders		
Net investment income		
Investor Class	(5,514)	(5,712)
Advisor Class	(73)	(205)
R Class	(21)	(38)
I Class	(507)	(3)
Net realized gain		
Investor Class	(30,518)	(27,744)
Advisor Class	(757)	(1,215)
R Class	(322)	(339)
I Class	(2,458)	(14)
Decrease in net assets from distributions	(40,170)	(35,270)
Capital share transactions*		
Shares sold		
Investor Class	103,264	143,798
Advisor Class	1,832	15,062
R Class	1,372	1,573
I Class	60,865	250
Distributions reinvested		
Investor Class	34,526	29,887
Advisor Class	829	1,419
R Class	343	377
I Class	2,791	–
Shares redeemed		
Investor Class	(151,008)	(274,645)
Advisor Class	(13,318)	(5,619)
R Class	(2,808)	(4,960)
I Class	(22,013)	–
Increase (decrease) in net assets from capital share transactions	16,675	(92,858)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has four classes of shares: the Capital Opportunity Fund (Investor Class), the Capital Opportunity Fund–Advisor Class (Advisor Class), the Capital Opportunity Fund–R Class (R Class), and the Capital Opportunity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2017, the fund held equity futures with cumulative unrealized gain of $36,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2017, the fund recognized $592,000 of realized gain on Futures and a $42,000 change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of December 31, 2017, securities valued at $122,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $204,453,000 and $220,691,000, respectively, for the year ended December 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $110,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $289,000 for T. Rowe Price Services, Inc.; and $21,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$4,197,000 from short-term capital gains,

●	$37,368,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $9,580,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $8,782,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Capital Opportunity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Ryan S. Hedrick, CFA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Davidson
Kempner Capital Management (to 2013)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Co-President	Group, Inc., and T. Rowe Price Trust Company

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jennifer Martin (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Co-President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Co-President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JPMorgan Chase (to 2017)

Thomas H. Watson (1977)	Director and Vice President, T. Rowe Price Trust
Co-President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018